CAPITAL RISK MANAGEMENT (Tables)	12 Months Ended
Mar. 31, 2025
Capital Risk Management [Abstract]
Disclosure of detailed information about capital risk management
The level of debt versus equity in the capital structure is monitored, and the ratios are as follows:

		2025	2024
Total long-term debt (Note 21)		$3,470.4	$3,074.3
Less: cash and cash equivalents		(293.7)	(160.1)
Net debt		$3,176.7	$2,914.2
Equity		4,976.0	4,302.6
Total net debt plus equity		$8,152.7	$7,216.8
Net debt-to-capital	%	39.0%	40.4